157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Merger of Quartet Merger Corp. (QTET) & Pangaea Logistics Solutions Ltd. Introductory Presentation June 2014

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 The attached presentation was filed with the Securities and Exchange Commission on June 18 , 2014 as part of the Current Report on Form 8 - K filed by Quartet Merger Corp . (“Quartet”) . Quartet is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Quartet’s securities, regarding its merger with Pangaea Logistics Solutions Ltd . (“Pangaea” or the “Company”) . The attached presentation will be distributed to attendees of these presentations . Jefferies LLC is the lead advisor in connection with the merger and will receive a fee in connection therewith . In addition, EarlyBirdCapital , Inc . (“EBC”) acted as managing underwriter of Quartet’s initial public offering (“IPO”) and as Quartet’s investment banker and will receive a fee upon consummation of the merger . Quartet and its directors and executives officers, and Jefferies LLC and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Quartet’s stockholders to be held to approve the merger . STOCKHOLDERS OF QUARTET AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, QUARTET’S JOINT PROXY STATEMENT/REGISTRATION STATEMENT (“PROXY STATEMENT”) WHICH WILL CONTAIN IMPORTANT INFORMATION . Such persons may read Quartet’s Proxy Statement and Quartet’s final Prospectus, dated October 29 , 2013 , for a description of the security holdings of Quartet’s officers and directors and of EBC and their respective interests in the successful consummation of the business combination . The definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the merger . Stockholders will also be able to obtain a copy of the preliminary Proxy Statement and definitive Proxy Statement, once available, without charge, by directing a request to : Quartet Merger Corp . , 777 Third Avenue, 37 th Floor, New York, New York 10017 . The preliminary Proxy Statement and definitive Proxy Statement, once available, and final Prospectus can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http : //www . sec . gov) . Important Disclosures

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Safe Harbor This presentation includes certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements regarding future financial performance, future growth and future acquisitions . These statements are based on Pangaea’s and Quartet’s managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances . Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business . These risks, uncertainties and contingencies include : business conditions ; weather and natural disasters ; changing interpretations of GAAP ; outcomes of government reviews ; inquiries and investigations and related litigation ; continued compliance with government regulations ; legislation or regulatory environments ; requirements or changes adversely affecting the business in which Pangaea is engaged ; fluctuations in customer demand ; management of rapid growth ; intensity of competition from other providers of logistics and shipping services ; general economic conditions ; geopolitical events and regulatory changes ; the possibility that the merger does not close, including due to the failure to receive required security holder approvals or the failure of other closing conditions ; and other factors set forth in Quartet’s filings with the Securities and Exchange Commission . The information set forth herein should be read in light of such risks . Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S - X and as a result such information may fluctuate materially depending on many factors . Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results . Neither Quartet nor Pangaea is under any obligation to, and expressly disclaims any obligation to, update or alter its forward - looking statements, whether as a result of new information, future events, changes in assumptions or otherwise .

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Investment Highlights: Pangaea Logistics Solutions Ltd. (“Pangaea”) Strong & Profitable Growth Proven Industry Leader Aligned Interests Attractive Valuation Defensible Pillars of Profitability Value - added backhaul specialization Dominance of ice - class 1A dry bulk segment Embedded, loyal customer base “Asset - right” strategy Consistent, acyclical growth: 4x+ Net Income growth (‘11 - ’13) Return on Equity of 19.5% (3 - year average) Tax - efficient structure results in minimal income taxes Management owns ~60% before merger Management will roll 100% of its equity in the merger Intends to pay an annual cash dividend of 10 cents per share More than 30% discount to comparable company P/E (Based on 2014 & 2015 Net Income Earnout Target) Global provider of comprehensive maritime logistics solutions 18 years of continuous market leadership JVs with world - class companies 1

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Diversified, Blue - Chip Client Base ; Our clients are world - class, diversified, & loyal ─ Repeat clients ( 3 or more years in the past 4 years) are 59% of our shipping days ─ Our top 10 clients represent 42% of our revenue during 2013 ─ No cargo accounts for more than 14% of our traffic for 2013 2

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Pangaea’s Team ; 5 offices with 69 professionals, including 11 nationalities ; 18 years of operations: origins in grain fronthaul & pig iron backhaul ; Management team (10 members) possesses combined 250+ years of experience ; Operates fleet of 45 - 60 vessels (from handy to panamax ) ; Carriage of over 19.5m DWT of cargo in 2013 to more than 190 ports Headquarters 22 employees United States 5 employees Brazil Nordic Bulk Carriers 14 employees Denmark 25 employees Greece 3 employees Singapore 3

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Defensible Pillars of Profitability ; Execution specialization : ; Material cost savings & enhanced profit through granular operating knowledge ; Secured & defended by 250+ years of expertise & embedded relationships ; Backhaul specialization : ; Generating profit from a cost center ; Secured & defended by reputation, long - term contracts & repeat customers ; Fleet utilization: effectively 100% (de minimis days without revenue ) ; Days laden: ~90% ; Ice - class specialization : ; Capturing profit from limited supply & lower costs ; Secured & defended by technical expertise & ownership of specialized fleet ; Own & operate 20 % of the world’s 1A ice - class dry tonnage ; Broader logistics solutions : ; Design & implement loading & discharge systems in critical ports ; Expand markets & improve business terms for customers 4

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Backhaul Specialization: Generating Profit from a Cost Center 5 Europe Brazil Canada Fronthaul Trip Revenue ($17/t) Positioning Revenue 870,000 430,000 Bunkers & Port Costs Vessel Hire (35 days) (340,000) (350,000) Voyage Result 610,000 Typical Operator: Ballast Revenue 0 Bunkers Vessel Hire (13 days) (240,000) (130,000) Voyage Result (370,000) Typical Operator Voyage Result = $240,000 Pangaea Logistics Solutions: Ballast Revenue 0 Bunkers Vessel Hire (8 days) (150,000) (80,000) Voyage Result (230,000) Pangaea Logistics Solutions: Backhaul Trip Revenue ($18/t) 900,000 Bunkers & Port Costs Vessel Hire (28 days) (230,000) (280,000) Voyage Result 390,000 Difference = $530,000 PLS Voyage Result = $770,000 The Profitability of Backhaul: Schematic Illustration This schematic illustration simplifies and summarizes three example voyages. Although the illustration is based on assumptions co nsi stent with recent markets, they do not include all costs, including material costs such as port disbursements, lubricants, or broker commissions. There is no guarantee that the compa ny or its competitors has or will achieve results equal to those set out above. Actual results are subject to market rates for the carriage of cargos, bunker prices, hire costs, weather, port c ong estion and other factors affecting transoceanic shipping .

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Backhaul Specialization: Generating Profit from a Cost Center The Profitability of Backhaul: Schematic Illustration 6 China Brazil Fronthaul Trip Revenue ($28/t) Positioning Revenue 2,000,000 500,000 Bunkers & Port Costs Vessel Hire (55 days) (900,000) (550,000) Voyage Result 1,100,000 Typical Operator: Ballast Revenue 0 Bunkers Vessel Hire (30 days) (800,000) (300,000) Voyage Result (1,100,000) Typical Operator Voyage Result = $0 Pangaea Logistics Solutions: Backhaul Trip Revenue ($19/t) 1,350,000 Bunkers & Port Costs Vessel Hire (55 days) (900,000) (550,000) Voyage Result (100,000) Difference = $1,000,000 PLS Voyage Result = $1,000,000 This schematic illustration simplifies and summarizes three example voyages. Although the illustration is based on assumptions co nsi stent with recent markets, they do not include all costs, including material costs such as port disbursements, lubricants, or broker commissions. There is no guarantee that the compa ny or its competitors has or will achieve results equal to those set out above. Actual results are subject to market rates for the carriage of cargos, bunker prices, hire costs, weather, port c ong estion and other factors affecting transoceanic shipping .

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Backhaul Specialization: A Source of Profitability & Stability ; Deep client relationships & proven reputation drive our backhaul practice: ; Majority of backhaul days for repeat, longstanding customers ; Majority of backhaul days derived from Contracts of Affreightment (“CoA”s) ; 30% of backhaul days derived from new routes we created for customers ; Backhaul business is secured on expertise, not price ; High - quality, long - term COAs provide visibility: ; 10 - year CoA for bauxite from Caribbean to US ; 6 - year CoA for limestone from Canada to Brazil ; 3 - 5 year CoA for alumina from Brazil to Canada ; 2 - 3 year CoA for cement clinker from China to Brazil ; 1 - 2 year CoA for pig iron from Brazil to US ; 1 - year CoA for dolomite from Canada to Venezuela 7

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Defensible Pillars of Profitability ; World - class execution : ; Material cost savings & enhanced profit through granular operating knowledge ; Secured & defended by 250+ years of expertise & embedded relationships ; Backhaul specialization : ; Generating profit from a cost center ; Secured & defended by reputation, long - term contracts & repeat customers ; Fleet utilization: effectively 100% (de minimis days without revenue ) ; Days laden: ~90% ; Ice - class specialization : ; Capturing profit from limited supply & lower costs ; Secured & defended by technical expertise & ownership of specialized fleet ; Own & operate 20 % of the world’s 1A ice - class dry tonnage ; Broader logistics solutions : ; Design & implement loading & discharge systems in critical ports ; Expand markets & improve business terms for customers 8

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 ; A very attractive, low - competition, premium - rate trade ; Northern routes in winter: minimal choices for service at ice - bound ports ; Polar routes in summer: far more efficient routes improve profits significantly ─ Dramatically reduce time & fuel requirements ─ Significantly increase cargo capacity ─ All with notably lower CO 2 emissions ; We pioneered these routes: ; First non - Russian dry bulk vessel to transit the Northern Sea Route ; First dry bulk vessel to transit the Northwest Passage ; We dominate the 1A ice - class dry bulk ocean - going trade : ; Only 0.3% of all dry tonnage in the world is rated “1A ice - class” ; We expect to own a majority of the world’s 1A Panamax fleet for the foreseeable future Ice - Class Specialization: Premium Rates Generate Superior Profits We own & control 20% of the world’s 1A ice - class dry tonnage 9

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Ice - Class Specialization: Premium Rates Generate Superior Profits 10

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Panamax 1-Yr Timecharter Rate Pangaea Ice Class Average Panamax Average Ice - Class Specialization: Premium Rates Generate Superior Profits Our Ice - Class Average TCE = $16,632 / day Panamax Average = $9,454 / day +76% Premium Our ice - class fleet generated 76% higher revenues than conventional vessels Year - Round Demand Advantages plus Limited Supply 11 Source: Company data, Clarksons

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Ice - Class Specialization: The View from the Bridge NSR to FE Via Suez to FE Murmansk Kirkenes 12

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 A Global Leader in Maritime Logistics ; A preferred partner : ; Selected by customers to transport mission - critical cargos ; Favored counterparty for banks & stressed owners ; Adviser to the European Commission on Arctic maritime issues ; An innovator : ; Designer of value - creating solutions in ports & operations ; Early implementer of engine efficiency & vessel maintenance enhancements ; Pioneer of the Northern Sea Route and modern Northwest Passage ; A recognized leader : ; Leading backhaul operator in North America ; Leading hard ice route operator globally ; Carriage of over 19.5m DWT of cargo in 2013 to more than 190 ports ; Owner & operator of Nordic Odyssey – 2013 “Ship of the Year” award winner ; Operates fleet of 45 - 60 handy, handymax , supramax , and panamax vessels 13

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Selected Consolidated Financial Data 14 (U.S dollars in thousands) 2011 2012 2013 Income Statement Data: Revenue 409,644$ 387,058$ 392,471$ Direct operating expenses 389,621 349,206 349,873 Gross profit 20,023 37,852 42,598 Selling, general, and administrative expense 7,244 11,028 11,599 Depreciation and amortization 5,197 7,180 9,615 Loss of vessel sale 1,096 - - Income from operations 6,485 19,644 21,384 Interest and other expense, net (2,636) (3,731) (5,869) Income attributable to non-controlling interests (83) (2,059) (62) Net income attributable to Pangaea 3,766$ 13,854$ 15,452$ Balance Sheet Data: Cash 18,738$ 19,696$ 18,928$ Total assets 126,556 232,216 330,373 Total third party debt (current and long-term) 31,963 84,876 102,368 As of and for the years ended December 31, (Figures derived from audited statements)

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Conclusion: Long - term Competitive Advantages ; Enhanced utilization & profitability through strategic backhaul & triangulation ; Expertise in niche markets & less commoditized routes (particularly ice routes ) ; Consistent, acyclical growth : 4x+ Net Income growth (‘11 - ’13) ; Strong relationships with major industrial customers ; In - house commercial & technical management capability ; Experienced management team ; Strong alignment & transparency 15

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendices ; Appendix I: Introduction to Pangaea ; Appendix II: Carrying Commodities is N ot a Commodity Business ; Appendix III: Business Strategy ; Appendix IV: Competition & Environment ; Appendix V: Comparable Companies Analysis ; Appendix VI : Transaction Summary ; Appendix VII : Senior Management ; Appendix VIII: A World - Class, Purpose - Driven Fleet 16

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 ; An established, growth - oriented global logistics company focused on providing seaborne dry bulk transportation services ; Headquartered in Newport, Rhode Island with offices in Copenhagen, Athens, Rio de Janeiro, & Singapore ; Serves a broad base of industrial customers who require the transportation of a wide variety of dry bulk cargoes ; Comprehensive services: cargo loading & discharge, vessel chartering, voyage planning, & technical vessel management ; Develops customized shipping routes, creating value for its customers ; First non - Russian vessel operator to carry dry bulk cargoes from Europe to Asia via the Northern Sea Route ; First vessel operator to carry dry bulk cargo from the West Coast of Canada to Europe via the Northwest Passage ; Experience in carrying a wide range of cargoes, pioneering new routes, & serving less common ports increases the Company’s opportunities to secure higher margins than in more commoditized cargoes & routes ; Such specialized dry bulk transportation logistics services together with our long - term commercial & contractual relationships makes the Company less vulnerable to industrial & economic cycles ; The Company employs a mix of owned & chartered - in vessels to transport cargoes around the world ; The Company believes a combination of owned & chartered - in vessels help to more efficiently match customer demand than with an entirely owned fleet or an entirely chartered - in fleet Appendix I: Introduction to Pangaea 17

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Leading Provider of Comprehensive Maritime Transportation Solutions ; Our services are broad & deep . For our clients : ; We improve transportation operations ; We design loading & discharge systems in critical ports ; We optimize their scheduling & delivery terms ; We develop port capacities through new processes & services ; We provide a full - service program underpinned by deep expertise : Vessel Management Charter Operations 18 Appendix I: Introduction to Pangaea

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 In 2013, Pangaea carried more than 19.5 million DWT of cargo, serving more than 190 ports around the globe Market Opportunity Created by Deep Relationships 19 Appendix I: Introduction to Pangaea

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 ; Diversified: No cargo accounts for more than 14% of Pangaea’s traffic Cargo by Days, 2013 Iron Ore 14% Bauxite 11% Coal 9% Clinker 8% Limestone 8% Pig Iron 7% HBI 7% Alumina 6% Manganese Ore 4% Other 26% 20 Appendix I: Introduction to Pangaea

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix II: Carrying Commodities is Not a Commodity Business ; Our clients recognize service & quality ; Load & discharge our cargos on schedule ; Deploy high quality vessels to avoid delays & damage ; We solve specialized problems ─ Insufficient pilotage: created a local pilot association ─ High local fuel costs: modified vessels to transport diesel ─ Delivery risks: reworked clients’ practices to optimize delivery terms ─ Insufficient draft: dredging the berth to maximize cargo capacity ; Hard - won reputation for service & quality drives backhaul business 21

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix II: Carrying Commodities is Not a Commodity Business ; Efficient execution maximizes our revenues & minimizes expenses ; Loading & discharge of vessels ─ Good vessel preparation ─ Specialized techniques ─ Parceling ; Efficiencies en route ─ Employ various optimization strategies ─ Low - capex engine modifications ─ Innovative cleaning systems ; Vessel selection is key 22

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix III: Business Strategy ; Focus on increasing strategic COAs ; Expand market leadership in niche ice routes by increasing owned fleet of ice - class vessels ; Plan to increase owned fleet from 14 to 20 vessels by the end of 2016, including four Ice - Class 1A Panamax newbuildings (2014 - 2015 delivery) & two Ice - Class 1C Ultramax newbuildings (2016 delivery) ; Expand operations in Southeast Asia & the Middle East ; Opened an office in Singapore in 2013 ; Increase backhaul focus & fleet efficiency ; Minimize ballast (non - revenue) legs & capture the benefits of well positioned vessels & ballast bonuses ; Maintain moderate balance sheet leverage ; Focus on short - term charters to minimize market risk ; Nearly all vessels are chartered in for terms of less than 9 months 23

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Growth Drivers ; Routes beget routes : ; Customer - led route expansions lead to new backhaul opportunities ; Special services increase volumes : ; Creating value for our clients embeds us in their businesses processes ; Helping our customers to grow expands our own business ; Expertise extends advantages : ; Operating leadership in special cargos & routes (e.g., Baltic ice) ; Operator of choice for established & new customers ; Innovation expands margins : ; First - mover advantage ─ Our pioneering routes, methods, & businesses earn premium rates ; Innovations stem from experience & focus on customers’ business 24 Appendix III: Business Strategy

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix IV: Competition & Environment 25 ; Limited Competition : ; Market has centered on a small set of reliable, established operators ; Entry requires: ─ Trust of vessel owners ─ Trust of customers ─ Proven skills & reliability ─ Financial stability ; A low rate environment : ; Punishes inefficient & speculative operators ─ High standards & operating skills are critical ─ Pangaea’s “asset right” strategy & focus on short term charter contracts are a significant advantage in challenging environments ; All newbuildings are being purchased through 33% to 50% owned joint ventures ; Rewards careful & skilled operators ─ Experience informs rate discipline ─ Pangaea’s deep customer relationships are a key to successful growth ─ Pangaea’s margins are enhanced through logistics focus (i.e. backhaul & route triangulation) enviro Competition Environment

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix V: Comparable Companies Analysis 26 (1) Data as of April 28, 2014. Revenue and EPS Estimates from CapitalIQ. (2) P/E multiples adjusted for excess cash. Comparable Companies ($ in Millions Except for Per Share Data) Company Name Stock Price Market Cap. Enterprise Value Revenue Net Income ROE Net Profit Margin Price/Net Income Revenue EPS P/E Revenue EPS P/E Expeditors Intl. of Washington (EXPD) $40.59 $8,161.2 $6,888.8 $6,080.3 $348.5 17.0% 5.7% 19.8x $6,460.6 $1.86 18.4x $6,900.6 $2.09 16.4x Forward Air Corp. (FWRD) $44.75 $1,396.2 $1,357.0 $625.9 $53.8 12.9% 8.6% 25.2x $788.8 $2.10 20.7x $849.8 $2.46 17.7x Hub Group Inc. (HUBG) $44.50 $1,666.0 $1,643.5 $3,373.9 $65.8 12.1% 2.0% 25.0x $3,647.7 $2.03 21.6x $3,909.4 $2.41 18.2x CH Robinson Worldwide Inc. (CHRW) $56.49 $8,322.7 $9,035.7 $12,752.1 $415.9 34.0% 3.3% 20.0x $13,516.6 $2.79 20.2x $14,413.3 $3.10 18.2x UTi Worldwide Inc. (UTIW) $9.91 $1,038.9 $1,399.5 $4,440.9 -$76.7 -9.3% -1.7% na $4,597.7 $0.17 58.3x $4,786.4 $0.55 18.0x XPO Logistics, Inc. (XPO) $26.95 $1,415.3 $1,620.2 $702.3 -$48.5 -13.8% -6.9% na $2,067.8 -$0.52 na $3,462.6 $0.44 61.3x Echo Global Logistics, Inc. (ECHO) $19.43 $456.5 $413.8 $884.2 $13.7 8.9% 1.5% 30.2x $1,078.8 $0.69 25.5x $1,216.1 $0.90 19.6x Diana Shipping Inc. (DSX) $11.28 $940.7 $1,132.0 $164.0 -$21.2 -1.7% -12.9% na $180.2 -$0.17 na $248.5 $0.61 18.5x Summary Statistics Stock Price Market Cap. Enterprise Value Revenue Net Income ROE Net Profit Margin Price/Net Income Revenue EPS P/E Revenue EPS P/E High $56.49 $8,322.7 $9,035.7 $12,752.1 $415.9 34.0% 8.6% 30.2x $13,516.6 $2.79 58.3x $14,413.3 $3.10 61.3x Low $9.91 $456.5 $413.8 $164.0 -$76.7 -13.8% -12.9% 19.8x $180.2 -$0.52 18.4x $248.5 $0.44 16.4x Mean $31.74 $2,924.7 $2,936.3 $3,627.9 $93.9 7.5% -0.1% 24.0x $4,042.3 $1.12 27.5x $4,473.3 $1.57 23.5x Median $33.77 $1,405.8 $1,509.9 $2,129.0 $33.8 10.5% 1.7% 25.0x $2,857.7 $1.28 21.2x $3,686.0 $1.50 18.2x Estimated 2014 Estimated 2015 Estimated 2015Estimated 2014Fiscal Year 2013 Fiscal Year 2013

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix V: Comparable Companies Analysis (1) See footnotes on page 3 with regard to the calculation of Pangaea’s P/E multiples for 2014 & 2015 and footnotes on page 2 9 f or the calculation of comparable company P/E multiples. P/E Comparison 2014 P/E Comparison 2015 27 70.7x Median – 21.2x Median – 18.2x

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 ; At Closing, (i) Quartet will merge with and into a newly formed entity (“Holdco”), with Holdco surviving and becoming the new pu blic company and (ii) a newly formed subsidiary of Holdco (“Merger Sub”) will merge with and into Pangaea, with Pangaea surviving and becoming Ho ldco’s wholly - owned subsidiary ; At Closing, Pangaea’s shareholders will receive $300 million of Holdco common stock & cash ; Cash component will range from $0 - $10 million at the option of Pangaea Shareholders ; Over the next 3 years, Pangaea’s shareholders may receive up to an additional $ 75 million in common stock ( valued at $10.20 per share) if the following net income targets are met : ; Quartet’s founders and Pangaea shareholders are subject to lockup provisions (12 months with 50% subject to potential early release) ; Pangaea’s current shareholders will nominate 6 of 8 Board members & Quartet will nominate 2 of 8 Board members ; A portion of Quartet founder shares subject to transfer to Pangaea shareholders based on shareholder redemptions in excess of 15% ; Pangaea’s motivation to merge: ; Ability to accelerate growth as a public company ; Access to capital & public currency for acquisitions ; Elevate profile within the industry Appendix VI: Transaction Summary 28 Contingent Payment Schedule Net Income Target Contingent Value 1 Contingent Shares 1 Pangaea's Ownership 2 Fiscal Year Ending December 31, 2014 $27,300,000 $35,000,000 3,431,373 70.5% Fiscal Year Ending December 31, 2015 $34,000,000 $20,000,000 1,960,784 71.7% Fiscal Year Ending December 31, 2016 $41,000,000 $20,000,000 1,960,784 72.8% Cumulative Net Income Target 3 $102,300,000 $75,000,000 7,352,941 72.8% Note: 1 Contingent payment will be made in shares of Holdco Common Stock (valued at $10.20 per share). 2 Hypothetical ownership assuming that no Quartet shareholder redeems and each contingent payment is earned. 3 If the cumulative net income target is met by the end of fiscal 2015, all three contingent payments will be deemed earned.

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Pangaea Implied Valuation (1)(2) Transaction Structure Appendix VI: Transaction Summary 29 ; Implies a Fully Diluted Equity Value to 2014 Net Income multiple of 14.0x ; Implies a Fully Diluted Equity Value to 2015 Net Income multiple of 11.9x ; Implied valuation multiples reflect a significant discount from publicly traded logistics companies (3) (1) Assumes $10.20 share price and full achievement of earnouts for each period presented. (2) 2014 - 2016 Net Income Targets as set forth in the Earnout Provision. Market Capitalization for the calculation of P/E multiples is adjusted for Quartet's net cash after expenses. (3) See appendix for comparable company analysis. Fully Diluted Equity Value at Closing Quartet Public Shares 9,660,000 Quartet Insider Shares 2,415,000 Quartet Private Placement Shares 608,125 Shares Underlying Rights 1,026,813 Shares Issued to Pangaea 29,411,765 Shares Outstanding at Closing 43,121,703 Trust Value Per Share $10.20 Value of Common Equity at Trust Value $439,841,368 Pangaea 2014 2015 2016 Equity Value $474,841,368 $494,841,368 $514,841,368 Less: Quartet Cash (2) $91,500,000 $91,500,000 $91,500,000 Adjusted Equity Value $383,341,368 $403,341,368 $423,341,368 Net Income Targets (2) $27,300,000 $34,000,000 $41,000,000 Diluted Shares 46,553,075 48,513,860 50,474,644 Pangaea P/E (2) 14.0x 11.9x 10.3x Peer Group P/E (2) 21.2x 18.2x NA

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Years Experience 36 + Edward Coll Chief Executive Officer • Co - founded Bulk Partners Ltd . , the predecessor company to Pangaea, in 1996 • President of Commodity Ocean Transport Corp (1989 - 1996) • Continental Grain Company (1979 - 1989) • Elected member of the American Bureau of Shipping • Master's degree in international business from Pace University • B.S. in nautical science from the US Merchant Marine Academy at Kings Point Anthony Laura Chief Financial Officer • Co - founded Bulk Partners Ltd . , the predecessor company to Pangaea, in 1996 • CFO of Commodity Ocean Transport Corp (1987 - 1996) • Navinvest Marine Services (1986 - 1996) • Stuart Becker & Company, an accountancy & consulting firm • Graduated from Fordham University in 1975 29 + Claus Boggild President (Brazil) • Co - founded Bulk Partners Ltd . , the predecessor company to Pangaea, in 1996 • President of Commodity Ocean Transport Corp • Director of Chartering & Operations, Korf Group • Partner at Trasafra Ltd . • Diploma in International Maritime Law 36 + Appendix VII: Senior Management 30

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix VIII: A World - Class, Purpose - Driven Fleet ; “ Our business is growing, so we expand our fleet ” ; Not “we expand our fleet in an effort to grow our business” ; Typically we operate 45 - 60 vessels ; 35 - 45 chartered in on a short - term basis ; 20 owned (14 on the water ), all but one, Japanese & Korean built ─ 10 Panamaxes ─ 6 Supramaxes ─ 4 Handysizes ; Each vessel selected for specific employment ─ 1A on ice routes ─ Older tonnage on shuttle service ─ Other vessels matched to cargo & port requirements 31

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 ; We acquired high quality Japanese & Korean built vessels at historically low prices ; Opportunistic investment program ; Our low ownership costs create long - term cost advantages Historic Prices vs. Vessel Acquisitions 32 Source: Company data, Clarksons 15.0 25.0 35.0 45.0 55.0 65.0 75.0 85.0 95.0 Sep-07 Mar-08 Sep-08 Mar-09 Sep-09 Mar-10 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 (USD millions) 5-Year Old Panamax 5-Year Old Supramax 7 1 2 3 4 6 5 8 9 13 12 14 11 10 18 16 17 19 20 1 – Panamax ( Sumitomo) 2 – Panamax ( Tsuneishi) 3 – Panamax ( Mitsubishi) 4 – Panamax ( Sumitomo) 5 – Supramax (Shin Kurushima Toyohashi) 6 – Panamax 1A (Oshima) 7 – Panamax 1A (Oshima) 8 – Supramax ( Tsuneishi) 9 – Supramax (Oshima) 10 – Panamax 1A (Oshima) 11 – Panamax 1A (Oshima) 12 – Panamax 1A (Oshima) 13 – Handysize ( Hindustan) 14 – Handymax (Sanoyas Hishino Meisho) 15 – Supramax (Shin Kurushima Toyohashi) 16 – Panamax 1A (Oshima) 17 – Supramax 1A/C (Oshima) 18 – Supramax 1A/C (Oshima) 19 – Handymax 1A (Daewoo) 20 – Handymax 1A (Daewoo) 15 4 Appendix VIII: A World - Class, Purpose - Driven Fleet